THE GABELLI U.S. TREASURY MONEY MARKET FUND

                               SEMI-ANNUAL REPORT
                                MARCH 31, 2001(a)


                                             [PHOTO OF JUDITH A. RANERI OMITTED]
                                                                JUDITH A. RANERI

TO OUR SHAREHOLDERS,

      The year 2000 will always be recalled as the year in which the Presidential election went into overtime, and the economy's performance could be characterized as two distinctive halves. The prolonged legal power struggle ended with George W. Bush elected as President. Gross Domestic Product ("GDP") grew by over 5% annualized for the first half of the year, and then slowed to less then 2% in the second half of the year. The economic slowdown reflected the rising impact of a variety of forces, including continued data that suggested signs of weakening sales and production, in the context of slower consumer confidence, tight labor conditions, and high energy prices sapping household and business purchasing power. With mounting evidence of a rapidly slowing economy around the turn of the year, markets fully understood that the Federal Open Market Committee ("FOMC") was working hard to head off recession.

      In spite of the 100 basis points of tightening by the Federal Reserve Board (the "Fed") in the month of January alone, Treasury yields headed lower throughout the beginning of 2001, with the anticipation that the Fed would continue its easing well into the year. Alan Greenspan acted swiftly due to the economy being hit with an unfamiliar and abrupt slowdown, with the most pronounced weakness evidenced in manufacturing and consumer confidence, and deteriorating labor markets. The Fed had no choice but to cut the Federal Funds rate yet again at the FOMC meeting on March 20, 2001. Since then, the Fed has needed to monitor economic developments closely. It is clear that the most current economic data that will likely dictate the Fed's near term course of action is the unemployment report, retail sales, and the University of Michigan Sentiment Index.

      One significant and most scrutinized data source that the Fed monitors very closely is the unemployment report. The weaker than expected March unemployment report plunged 86,000 in non-farm payrolls, and the unemployment rate rose a notch to 4.3%, up from a 30 year low of 3.9% reached in October, clearly cementing the long-term trend toward lower short-term rates and a steeper yield curve. The softer March labor statistics reflected more job losses in manufacturing, which has started to spread to private non-manufacturing sectors of the economy as well. In addition, the continued rise in jobless claims and declines in retail sales, consumer confidence, and Purchasing Price Index ("PPI") continue to reinforce the persistent message of weakening growth and tame inflation. The weakness in labor markets

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

emphasizes the instability of the current status of the economic environment, which firmly suggests more aggressive Fed action.

      Due to the economy's continual flirtation with recession, the Fed is widely expected to continue its easing monetary policy. Against the current backdrop of shaky consumer confidence and deteriorating labor markets, the Fed may likely reduce the Federal Funds rate again at the FOMC meeting on May 15. In this setting, the Fed will continue to ease until it becomes convinced that it will succeed in its efforts to revive a sluggish economy.

INVESTMENT RESULTS

      For the twelve-month period ended March 31, 2001, The Gabelli U.S. Treasury Money Market Fund's (the "Fund") total return was 5.81%. The Lipper U.S. Treasury Money Market Average had a total return of 5.47% over the same period. The Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund's 7-day annualized yield and 30-day annualized yield on March 31, 2001 were 4.73% and 4.83%, respectively.

      For the five-year period ended March 31, 2001, the Fund's total return averaged 5.13% versus an average annual total return of 4.82% for the Lipper U.S. Treasury Money Market Average. Since inception on October 1, 1992 through March 31, 2001, the Fund had an average annual total return of 4.66%. As of March 31, 2001, direct shareholders total 6,814 and net assets are $782.0 million. The Fund maintained a stable net asset value of $1.00 per share throughout the period.

MINIMUM INVESTMENT - $10,000

      The Fund's minimum initial investment is $10,000. However, shareholders of any of the Gabelli Funds may invest in the Fund with an initial investment of $3,000. IRAs, retirement accounts and custodial accounts for minors require an initial investment of only $1,000. The Fund provides check writing and exchange privileges and continues to offer these services at no charge to shareholders. The Fund's expenses are capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                WHEN
                         ---                ----
      Special Chats:     Mario Gabelli      First Monday of each month
                         Howard Ward        First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         MAY                JUNE              JULY
                         ---                ----              ----
      1st Wednesday      Ivan Arteaga       Hart Woodson      July 4th - Holiday
      2nd Wednesday      Walter Walsh       Kellie Stark      Charles Minter
      3rd Wednesday      Jeff Fahrenbruch   Ivan Arteaga      Walter Walsh
      4th Wednesday      Tim O'Brien        Barbara Marcin    Barbara Marcin
      5th Wednesday      Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

DAILY DIVIDENDS

      The Fund declares daily dividends which are reinvested monthly unless a cash distribution is requested. The Fund invests exclusively in U.S. Treasury securities and therefore 100% of the Fund's income dividends are exempt from state and local income taxes in all states. Please consult your tax adviser for the applicability to your specific situation.

      We thank you for your loyalty and as always, pledge our best efforts on your behalf as we seek to provide you with competitive returns. Please call us at 1-800-GABELLI (1-800-422-3554) during the business day for further information.


                                            Sincerely,
                                            /S/ SIGNATURE OF JUDITH A. RANERI
                                            JUDITH A. RANERI
                                            Vice President and
                                            Portfolio Manager
April 16, 2001

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total returns and average annual returns, which reflect changes in investment income, are net of expenses. Investment returns and yields will fluctuate. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government or the Federal Deposit Insurance Corporation. Although the Fund seeks to preserve the value of an investment at $1.00 per share, there can be no assurance that the Fund will maintain a stable $1.00 per share net asset value, so it is possible to lose money by investing in the Fund. The Fund's prospectus contains more complete information, including fees and expenses. The prospectus should be read carefully before investing or sending money. If the Fund's expenses had not been capped, the Fund's 7-day annualized yield and 30-day annualized yield would have been 4.67% and 4.77%, respectively, as of March 31, 2001.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF NET ASSETS -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

    PRINCIPAL                            ANNUALIZED YIELD AT             MATURITY                        MARKET
     AMOUNT                                DATE OF PURCHASE                DATE                           VALUE
    ---------                            -------------------             ---------                       ------
                U.S. TREASURY OBLIGATIONS -- 96.1%
                U.S. TREASURY BILLS -- 96.1%
 $754,532,000   U.S. Treasury Bills ....... 4.722% to 5.681%         04/19/01-05/24/01                 $751,747,453
                                                                                                       ------------
 TOTAL INVESTMENTS (Cost $751,747,453)(a) ............................................        96.1%     751,747,453
 PAYABLE FOR INVESTMENT ADVISORY FEES ................................................        (0.0)        (159,600)
 OTHER ASSETS AND LIABILITIES (NET) ..................................................         3.9       30,401,542
                                                                                              -----    ------------
NET ASSETS
   (applicable to 781,865,843 shares outstanding, $0.001 par value,
      one billion shares authorized)                                                         100.0%    $781,989,395
                                                                                             ======    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                                      $1.00
                                                                                                              =====

----------------------
(a) Aggregate cost for Federal tax purposes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                             SIX MONTHS ENDED
                                              MARCH 31, 2001                 YEAR ENDED SEPTEMBER 30,
                                                              ------------------------------------------------------------
                                               (UNAUDITED)     2000        1999           1998       1997(c)       1996
                                              -------------    ----        ----           ----       --------      ----
OPERATING PERFORMANCE:
   Net asset value, beginning of period .....    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00    $   1.00
                                                 --------     --------     --------     --------     --------    --------
   Net investment income (a) ................      0.0276       0.0526       0.0422       0.0496       0.0485      0.0492
   Net realized gain on investments .........      0.0003       0.0010       0.0005       0.0005       0.0013      0.0006
                                                 --------     --------     --------     --------     --------    --------
   Total from investment operations .........      0.0279       0.0536       0.0427       0.0501       0.0498      0.0498
                                                 --------     --------     --------     --------     --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ....................     (0.0276)     (0.0526)     (0.0422)     (0.0496)     (0.0485)    (0.0492)
   Net realized gain on investments .........     (0.0003)     (0.0010)     (0.0005)     (0.0005)     (0.0013)    (0.0006)
                                                 --------     --------     --------     --------     --------    --------
   Total distributions ......................     (0.0279)     (0.0536)     (0.0427)     (0.0501)     (0.0498)    (0.0498)
                                                 --------     --------     --------     --------     --------    --------
   NET ASSET VALUE, END OF PERIOD ...........    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00    $   1.00
                                                 ========     ========     ========     ========     ========    ========
   Total return+ ............................        2.8%         5.5%         4.4%         5.1%         5.1%        5.1%
                                                 ========     ========     ========     ========     ========    ========
ATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ....    $781,989     $614,782     $480,100     $314,394     $203,542    $216,038
    Ratio of net investment income to average
      net assets ............................       5.52%(d)     5.29%        4.19%        4.91%        4.85%       4.92%
    Ratio of operating expenses to
      average net assets (b) ................       0.30%(d)     0.30%        0.30%        0.30%        0.30%       0.30%

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Net investment income before fees waived by the Manager for the six months ended March 31, 2001 and the fiscal years ended September 30, 2000, 1999, 1998, 1997 and 1996 were $0.0273, $0.0520, $0.0412, $0.0475, $0.0469 and
    $0.0477,  respectively.
(b) Operating expense ratios before fees waived by the Manager for the six months ended March 31, 2001 and the fiscal years ended September 30, 2000, 1999, 1998, 1997 and 1996 were 0.36%, 0.37%, 0.40%, 0.46%, 0.45%
    and  0.45%, respectively.
(c) Gabelli Funds, LLC became the sole investment adviser of the Fund on April 15, 1997.
(d) Annualized.

                 See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest ..................................................    $ 20,773,971
                                                                  ------------
EXPENSES:
   Management fees ...........................................       1,064,500
   Transfer agent fees .......................................          85,129
   Custodian fees ............................................          51,110
   Registration fees .........................................          29,803
   Legal and audit fees ......................................          15,813
   Trustees' fees ............................................          11,195
   Shareholder communications expenses .......................           5,653
   Miscellaneous expenses ....................................          10,436
                                                                  ------------
   TOTAL EXPENSES BEFORE FEES WAIVED BY MANAGER ..............       1,273,639
   Fees waived by Manager ....................................        (209,139)
                                                                  ------------
   TOTAL EXPENSES -- NET ......................................      1,064,500
                                                                  ------------
NET INVESTMENT INCOME ........................................      19,709,471
NET REALIZED GAIN ON INVESTMENTS .............................         462,125
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........    $ 20,171,596
                                                                  ============

STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------

                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                               MARCH 31, 2001      SEPTEMBER 30,
                                                                                 (UNAUDITED)            2000
                                                                              --------------       -------------
OPERATIONS:
  Net investment income .................................................      $   19,709,471      $   29,268,240
  Net realized gain on investments ......................................             462,125             451,129
                                                                               --------------      --------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................          20,171,596          29,719,369
                                                                               --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .................................................         (19,709,471)        (29,268,240)
  Net realized gain on investments ......................................            (254,918)           (534,784)
                                                                               --------------      --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...................................         (19,964,389)        (29,803,024)
                                                                               --------------      --------------
SHARE TRANSACTIONS ($1.00 PER SHARE):
  Shares sold ...........................................................       1,903,047,175       2,781,236,363
  Shares issued upon reinvestment of dividends
    and distributions ...................................................          19,382,818          28,992,702
  Shares redeemed .......................................................      (1,755,429,553)     (2,675,463,174)
                                                                               --------------      --------------
  NET INCREASE IN NET ASSETS ............................................         167,207,647         134,682,236
NET ASSETS:
  Beginning of period ...................................................         614,781,748         480,099,512
                                                                               --------------      --------------
  End of period .........................................................      $  781,989,395      $  614,781,748
                                                                               ==============      ==============



                 See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli U.S. Treasury Money Market Fund (the "Fund"), a series of The Gabelli Money Market Funds (the "Trust"), was organized on May 21, 1992 as a Delaware business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is high current income consistent with the preservation of principal and liquidity. The Fund commenced investment operations on October 1, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued at amortized cost (which approximates market value) whereby a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

DIVIDENDS  AND  DISTRIBUTIONS.   Dividends  from  investment  income  (including
realized capital gains and losses) are declared daily and paid monthly. Distributions of long term capital gains, if any, are paid annually.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. AGREEMENTS WITH AFFILIATED PARTIES. The Trust has entered into a management agreement (the "Management Agreement") with Gabelli Funds, LLC (the "Manager"), which provides that the Trust will pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.30 percent of the value of the Fund's average daily net assets. In accordance with the Management Agreement, the Manager provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. To the extent necessary, the Manager has contractually undertaken to assume certain expenses of the Trust so that the total expenses do not exceed
0.30 percent of the Fund's average daily net assets. This arrangement is renewable annually by the Manager. For the six months ended March 31, 2001, the Manager waived management fees of $209,139.

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     [BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     [BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                            THE GABELLI U.S. TREASURY
                                MONEY MARKET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                                BOARD OF TRUSTEES
Mario J. Gabelli, CFA                                John J. Parker
CHAIRMAN AND CHIEF                                   ATTORNEY-AT-LAW
INVESTMENT OFFICER                                   MCCARTHY, FINGAR, DONOVAN,
GABELLI ASSET MANAGEMENT INC.                        DRAZEN &SMITH

Anthony J. Colavita                                  Karl Otto Pohl
ATTORNEY-AT-LAW                                      FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                            DEUTSCHE BUNDESBANK

Vincent D. Enright                                   Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT                         MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER                          BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

                                    OFFICERS
Mario J. Gabelli, CFA                                Ronald S. Eaker
PRESIDENT                                            VICE PRESIDENT

Bruce N. Alpert                                      Judith A. Raneri
VICE PRESIDENT AND                                   VICE PRESIDENT
TREASURER                                            AND PORTFOLIO MANAGER

James E. McKee                                       Henley L. Smith
SECRETARY                                            VICE PRESIDENT

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie, Farr & Gallagher
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli U.S. Treasury Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB404Q101SR

[PHOTO OF MARIO J. GABELLI OMITTED]

THE
GABELLI
U.S. TREASURY
MONEY MARKET
FUND



SEMI-ANNUAL REPORT
    MARCH 31, 2001